UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 2, 2010

THE RIDGEWOOD POWER GROWTH FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	0- 25935	22-3495594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On March 2, 2010, Ridgewood Near East Holdings LLC and its wholly-owned subsidiary, RW Egyptian Holdings LLC (collectively referred to as the “Sellers”) completed a series of transactions regarding the disposition (the “Sale”) of all of its interest in Ridgewood Egypt for Infrastructure LLC, an Egyptian limited liability company (“REFI”), with Mr. Zaki Girges, the general manager of REFI, El Orouba for Water Desalination S.A.E., an Egyptian joint stock company owned by Mr. Girges and his family, REFI, and Water Desal, LLC, a Cayman Island limited liability company managed by EFG-Hermes Private Equity.

Ridgewood Near East is owned 68.1% by The Ridgewood Power Growth Fund (“Growth Fund”), 14.1% by Ridgewood Electric Power Trust V (“Trust V”) and 17.8% by Ridgewood/Egypt Fund (“Egypt Fund”).

The Sale agreements, all dated as of December 10, 2009, provided that the Sellers were to receive total proceeds of $13 million and were subject to approval by shareholders of the Growth and Egypt Funds. The Managing Shareholder received approval by a majority of the shares held by the shareholders of each of the Growth and Egypt Funds and upon notification from Growth Fund’s Senior Vice President and General Counsel, the escrow agent released the $13 million of gross proceeds and the Sellers released all rights to its ownership in REFI.

Upon the consummation of the Sale, Growth Fund entered into liquidation pursuant to Growth Fund’s Plan of Liquidation and Dissolution, a copy of which was filed as Exhibit D to the Growth Fund consent statement. The Managing Shareholder cannot predict when liquidation of the Growth Fund will be concluded due to a number of factors, including on-going litigation.

The foregoing description of the terms and provisions of the Sale in this report is not complete and is qualified in its entirety by reference to the full text of the Sale agreements, copies of which were filed by the Growth Fund as exhibits to its Current Report on Form 8-K dated December 21, 2009 and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

On February 8, 2010, a definitive consent statement for the Sale of REFI was filed with the Securities and Exchange Commission and subsequently mailed to the shareholders of the Growth Fund pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, to solicit the consent of the shareholders of the Growth Fund, in lieu of holding a special meeting of shareholders.

There were 658.2067 Investor Shares outstanding as of February 8, 2010, the record date of the consent solicitation. The consent solicitation closed on March 2, 2010. The results of the consent solicitation were as follows:

Approve:	482.1188 shares
Not Approve:	171.6129 shares (including 168.2629 shares that did not respond)
Abstain:	4.475 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RIDGEWOOD POWER GROWTH FUND

Date: March 4, 2010	By:	/s/ Jeffrey H. Strasberg
	Name:	Jeffrey H. Strasberg
	Title:	Executive Vice President and Chief Financial Officer